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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                   -------------

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                 Date of Report (Date of earliest event reported):
                                 November 20, 1998


          PURCHASESOFT, INC. (formerly known as GREENTREE SOFTWARE, INC.)
          ---------------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)


                                      DELAWARE
                                      --------
                   (State or Other Jurisdiction of Incorporation)

                   0-11791                               13-2897997
                ----------------------------------------------------
                (Commission File Number)               (IRS Employer
                                                  Identification No.)

                7301 Ohms Lane, Suite 220, Edina, Minnesota    55439
                ----------------------------------------------------
                (Address of Principal Executive Offices)  (Zip Code)

                Registrant's telephone number, including area code:
                                   (612) 941-1500
                                   --------------


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                                         -2-


       ITEM 5.  OTHER EVENTS.

       In November, 1998, PurchaseSoft, Inc. (the "Registrant"), a Delaware corporation and wholly-owned subsidiary of Greentree Software, Inc. ("Greentree"), a New York corporation, entered into an Agreement and Plan of Merger (the "Plan") with Greentree pursuant to which the Registrant and Greentree agreed that Greentree shall be merged with and into the Registrant upon which the Registrant shall survive the merger and the separate corporate existence of Greentree shall cease. The Plan received the affirmative vote of two-thirds of all outstanding Common Shares of Greentree at its 1999 Annual Meeting of Shareholders. Under the Plan, the merger becomes effective immediately upon compliance with the laws of the States of New York and Delaware. On November 20, 1998 (the "Effective Date"), after receiving the required approvals from the States of New York and Delaware, the Plan became effective.

       The Plan was entered into with the purpose of changing Greentree's state of incorporation from New York to Delaware and amending its corporate name. The Registrant believes that the comprehensive, modern and flexible corporate laws of the State of Delaware will provide the directors and management of the Registrant with greater certainty and predictability in managing the affairs of the corporation. The Registrant also believes that the changed name will more accurately reflect the Registrant's current business.

       As of the Effective Date, each of the issued and outstanding Common Shares of Greentree has been converted into the right to receive one share of the Common Shares of the Registrant. Each of the outstanding options, warrants and shares reserved for issuance upon conversion of such securities of Greentree, has been converted into an option, warrant or shares, as the case may be, to purchase the number of Common Shares of the Registrant, which the holder would have owned following such exercise or conversion prior to the Effective Date, with no other changes in the terms or conditions of such securities.

       ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits

          Exhibit
          Number    Description
          ------    -----------
          2.1       Agreement and Plan of Merger, dated November 10, 1998, by
                    and between PurchaseSoft, Inc., a Delaware corporation, and
                    Greentree Software, Inc., a New York corporation.

          3.1       Certificate of Incorporation of PurchaseSoft, Inc.

          3.2       By-Laws of PurchaseSoft, Inc.

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                                         -3-


                                     SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PURCHASESOFT, INC.


                              By:       /s/ JOSEPH D. MOONEY
                                  --------------------------------------------
                              Name:     Joseph D. Mooney
                              Title:    Chairman and Chief Executive Officer


Dated:  November 20, 1998

                                 INDEX TO EXHIBITS

Exhibit
Number                   Description
------                   -----------
2.1                      Agreement and Plan of Merger, dated November 10, 1998,
                         by and between PurchaseSoft, Inc., a Delaware
                         corporation, and Greentree Software, Inc., a New York
                         corporation.

3.1                      Certificate of Incorporation of PurchaseSoft, Inc.

3.2                      By-Laws of PurchaseSoft, Inc.
